UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, DC 20549
FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of
The Securities Exchange Act of 1934
Date of Report (Date of earliest event reported): March 15, 2021
Biohaven Pharmaceutical Holding Company Ltd.
(Exact name of registrant as specified in its charter)

British Virgin Islands	001-38080	Not applicable
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification No.)
c/o Biohaven Pharmaceuticals, Inc.
215 Church Street
New Haven, Connecticut 06510
(Address of principal executive offices, including zip code)
(203) 404-0410
(Registrant’s telephone number, including area code)
Not applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:
☐ Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐ Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐ Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐ Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))
Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading symbol	Name of each exchange on which registered
Common Shares, no par value	BHVN	New York Stock Exchange
Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).
Emerging growth company ☐
If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 8.01    Other Events.

On March 15, 2021, Biohaven Pharmaceutical Holding Company Ltd. (the “Company”) filed a prospectus supplement to its Registration Statement on Form S-3 filed with the U.S. Securities and Exchange Commission (the “Commission”) (No. 333-253946) (the “Registration Statement”), under the Securities Act of 1933, as amended, with respect to the resale by the selling shareholders named therein of an aggregate of 107,836 common shares, no par value, of the Company that were issued by the Company to such selling shareholders as share consideration in connection with the transactions and business arrangements described therein.

In connection with filing of such prospectus supplement, the Company is filing a legal opinion as Exhibit No. 5.1 to this Current Report on Form 8-K, which is incorporated by reference into the Registration Statement.

Item 9.01    Financial Statements and Exhibits.

(d) Exhibits

Exhibit Number	Exhibit Description
5.1	Opinion of Maples & Calder.
23.1	Consent of Maples & Calder (included in Exhibit 5.1).
104	The cover page of this Current Report on Form 8-K formatted as Inline XBRL.

SIGNATURES
Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.
Date: March 15, 2021

Biohaven Pharmaceutical Holding Company Ltd.

By:	/s/ Vlad Coric, M.D.
Vlad Coric, M.D.
Chief Executive Officer

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